Offerings - Offering: 1	Nov. 04, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 237,850,539.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 32,847.16
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 12,771,038 Shares (approximately 5.00% of the net assets of the Fund as of September 30, 2025) based on a net asset value per Class D Share, Class I Share and Class R Share as of the close of business on September 30, 2025 of $18.66, $18.88 and $18.23, respectively.